EXHIBIT 99.3

VinHMS Pte. Ltd.	Financial Statements

STATEMENT OF PROFIT AND LOSS

For the period from 1 January 2024 to 31 March 2024

From 1 Jan 2024
to 31 Mar 2024

Sales	$300,675
Cost of Sales	45,101
Gross Margin	255,574

Operating Expenses:
General and Administrative	76,405
Amortization & Depreciation	468,706
Total Operating Expenses	545,112

Loss before Provision for Income Taxes	(289,538)

Provision for Income Taxes	-

Net Loss	$(289,538)

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STATEMENT OF FINANCIAL POSITION

As at 31 March 2024

Closing Balance

ASSETS
Current Assets:
Cash	$38,323
Accounts Receivable, net	197,183
Other Assets	784
Total Current Assets	236,290

Non-Current Assets:
Intangible Assets, net	12,727,174
Total Non-Current Assets	12,727,174

TOTAL ASSETS	12,963,464

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	46,343
Other Current Liabilities	4,398,627
Total Current Liabilities	4,444,970

Non-Current Liabilities
Other Non-Current Liabilities	8,797,253
Total Non-Current Liabilities	8,797,253

TOTAL LIABILITIES	13,242,223

STOCKHOLDERS' EQUITY
Ordinary Share Capital	13,676
Accumulated Deficit	(292,435)
Total Stockholders' Equity	(278,759)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,963,464

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VinHMS Pte. Ltd.	Financial Statements

STATEMENT OF CHANGES IN EQUITY

For the period from 1 January 2024 to 31 March 2024

	Owners'
	Contributed	Retained
	Capital	Earnings	Total
Current period's opening balance	$13,676	$(2,897)	$10,779

Unpaid capital	(13,676)	-	(13,676)
Paid capital	13,676	-	13,676
Loss for the period		(289,538)	(289,538)

Current period’s closing balance	$13,676	$(292,435)	$(278,759)

Charter capital

According to the Company’s Enterprise Registration Certificate, the Company’s charter capital is USD 10,000. The charter capital has been fully contributed by the shareholders as at 31 December 2023.

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STATEMENT OF CASH FLOWS

For the period from 1 January 2024 to 31 March 2024

From 1 Jan 2024
to 31 Mar 2024

Cash Flows from Operating Activities:

Loss for the Period	$(289,538)
Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Amortization	468,706

Changes in Assets and Liabilities:
Accounts Receivable	(197,183)
Other Assets	(551)

Net Cash Provided by (Used in) Operating Activities	24,647

Cash Flows from Investing Activities:

Acquisition of CIHMS Software	(13,195,880)
Payment for Unpaid Share Capital	13,676

Net Cash provided by (used in) Investing Activities	(13,182,204)

Cash Flows from Financing Activities:

Other Payable	13,195,880

Net Cash provided by Financing Activities	13,195,880

Net Increase (Decrease) in Cash	38,323

Cash, Beginning of the Period	-
Cash, End of the Period	$38,323

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VinHMS Pte. Ltd.	Financial Statements

NOTES TO THE FINANCIAL STATEMENTS

These accompanying notes are an integral part of and should be read in conjunction with the financial statements

1. GENERAL INFORMATION

1.1. Structure of ownership

VinHMS Pte. Ltd. (“the Company”) is incorporated in Singapore, as a private company limited under the Enterprise Registration Certificate No. dated 01 November 2023. The charter capital of the Company is USD 10,000.

The Company’s office is located at 8 Burn Road, #05-02, Trivex, Singapore (369977).

1.2. Principal activities

The principal activity of the Company is publishing of software/applications (Non-games) (58202)

1.3. Financial year

The Company’s financial year begins on 01 January and ends on 31 December.

2. APPLICATION OF NEW AND REVISED INTERNATIONAL FINANCIAL REPORTING STANDARDS (IFRSs)

New and amended IFRSs that are effective for the current year

Amendments to IAS 1 Presentation of Financial Statements and IFRS Practice Statement 2 Making Materiality Judgements – Disclosure of Accounting Policies

The Company has adopted the amendments to IAS 1 for the first time in the current year. The amendments change the requirements in IAS 1 with regard to disclosure of accounting policies. The amendments replace all instances of the term ‘’significant accounting policies” with “material accounting policy information’’. Accounting policy information is material if, when considered together with other information included in an entity’s financial statements, it can reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements.

The supporting paragraphs in IAS 1 are also amended to clarify that accounting policy information that relates to immaterial transactions, other events or conditions is immaterial and need not be disclosed. Accounting policy information may be material because of the nature of the related transactions, other events or conditions, even if the amounts are immaterial. However, not all accounting policy information relating to material transactions, other events or conditions is itself material.

Amendments to IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors – Definition of Accounting Estimates

The Company has adopted the amendments to IAS 8 for the first time in the current year. The amendments replace the definition of accounting estimates. Under the new definition, accounting estimates are “monetary amounts in financial statements that are subject to measurement uncertainty”. The definition of a change in accounting estimates was deleted.

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VinHMS Pte. Ltd.	Financial Statements

New and revised IFRSs in issue but not yet effective

Amendments to IAS 1 Classification of Liabilities as Current or Non-Current

The amendments to IAS 1 affect only the presentation of liabilities as current or non-current in the statement of financial position and not the amount or timing of recognition of any asset, liability, income or expenses, or the information disclosed about those items.

The amendments clarify that the classification of liabilities as current or non-current is based on rights that are in existence at the end of the reporting period, specify that classification is unaffected by expectations about whether an entity will exercise its right to defer settlement of a liability, explain that rights are in existence if covenants are complied with at the end of the reporting period, and introduce a definition of ‘settlement’ to make clear that settlement refers to the transfer to the counterparty of cash, equity instruments, other assets or services.

The amendments are applied retrospectively for annual periods beginning on or after 1 January 2024, with early application permitted. The IASB has aligned the effective date with the 2022 amendments to IAS 1. If an entity applies the 2020 amendments for an earlier period, it is also required to apply the 2022 amendments early.

The Board of Directors anticipates that the adoption of those Standards listed above will have no material impact on the financial statements of the Company in future period.

3. MATERIAL ACCOUNTING POLICIES

3.1 Statement of compliance

The financial statements have been prepared in accordance with International Financial Reporting Standards.

3.2 Basis of preparation

The financial statements have been prepared on the historical cost basis except for certain properties and financial instruments that are measured at fair values at the end of each reporting period, as explained in the accounting policies below. Historical cost is generally based on the fair value of the consideration given in exchange for goods and services.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Company takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these financial statements is determined on such a basis, except for share-based payment transactions that are within the scope of IFRS 2 Share-based Payment, leasing transactions that are within the scope of IFRS 16 Leases, and measurements that have some similarities to fair value but are not fair value, such as net realizable value in IAS 2 Inventories or value in use in IAS 36 Impairment of Assets.

3.3 Going concern

The Board of Directors has, at the time of approving the financial statements, a reasonable expectation that the Company has adequate resources to continue in operational existence for foreseable future. Thus they continue to adopt the going concern basis of accounting n preparing the financial statements.

3.4 Foreign currencies

In preparing the financial statements of the individual entities, transactions in currencies other than the Company’s functional currency (SGD) are recorded at the rates of exchange prevailing at the dates of the transactions. At end of each reporting period, monetary items denominated in foreign currencies are retranslated at the rates prevailing at the end of the reporting period. Non- monetary items that are measured in terms of historical cost in a foreign currency are not retranslated.

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VinHMS Pte. Ltd.	Financial Statements

3.5 Taxation

Income tax expense represents the sum of the tax currently payable and deferred tax.

Current tax

The tax currently payable is based on taxable profit for the year. Taxable profit differs from 'profit before tax' as reported in the statement of profit or loss because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Company's current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting

Deferred tax

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable profit. Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences to the extent that it is probable that taxable profits will be available against which those deductible temporary differences can be utilized. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of assets and liabilities in a transaction that affects neither the taxable profit nor the accounting profit. In addition, deferred tax liabilities are not recognized if the temporary difference arises from the initial recognition of goodwill.

The carrying amount of deferred tax assets is reviewed at the end of each reporting period and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be recovered.

Deferred tax liabilities and assets are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.

The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

3.6 Provisions

Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that the Company will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation.

The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. When a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).

When some or all of the economic benefits required to settle, a provision are expected to be recovered from a third party, a receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.

3.7 Financial Instruments

Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the instruments. Financial assets and financial liabilities are initially measured at fair value. Transaction costs directly attributable to the acquisition of financial assets or financial liabilities at fair value through profit or loss are recognized immediately in profit or loss.

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VinHMS Pte. Ltd.	Financial Statements

3.8. Financial assets

All regular way purchases or sales of financial assets are recognized and derecognized on a trade date basis. Regular way purchases or sales are purchases or sales of financial assets that require delivery of assets within the time frame established by regulation or convention in the marketplace.

All recognised financial assets are measured subsequently in their entirety at either amortised cost or fair value, depending on the classifiation of the financial assets.

Classification of financial assets

Debt instruments that meet the following conditions are measured subsequently at amortised cost:

•	The financial asset is held within a business model whose objective is to hold fiancial assets in order to collect contractual cash flows

•	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Debt instruments that meet the following conditions are measured subsequently at fair value through other comprehensive income (FVTOCI):

•	The financial asset is held within a business model whose objective is achieved by both collecting contractual cash flows and selling the financial assets.

•	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

By default, all other financial assets are measured subsequently at fair value through profit or loss (FVTPL).

Effective interest method

The effective interest method is a method of calculating the amortized cost of a financial asset and of allocating interest income over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash receipts (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the financial asset, or, where appropriate, a shorter period, to the net carrying amount on initial recognition.

Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Loans and receivables (including trade and other receivables, bank balances and cash, and deposits) are measured at amortized cost using the effective interest method, less any impairment.

Interest income is recognized by applying the effective interest rate, except for short-term receivables when the effect of discounting is immaterial.

Impairment of financial assets

The Company recognises a loss allowance for expected credit losses on investments in debt instruments that are measured at amortised cost or at FVTOCI, lease receivables, trade receivables and contract assets, as well as on financial guarantee contracts. The amount of expected credit losses is updated at each reporting date to reflect changes in credit risk since initial recognition of the respective financial instrument.

The Company always recognises lifetime expected credit losses (ECL) for trade receivables, contract assets and lease receivables. The expected credit losses on these financial assets are estimated using a provision matrix based on the Company’s historical credit loss experience, adjusted for factors that are specific to the debtors, general economic conditions and an assessment of both the current as well as the forecast direction of conditions at the reporting date, including time value of money where appropriate.

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VinHMS Pte. Ltd.	Financial Statements

For all other financial instruments, the Group recognises lifetime ECL when there has been a significant increase in credit risk since initial recognition. However, if the credit risk on the financial instrument has not increased significantly since initial recognition, the Group measures the loss allowance for that financial instrument at an amount equal to 12-month ECL.

Lifetime ECL represents the expected credit losses that will result from all possible default events over the expected life of a financial instrument. In contrast, 12-month ECL represents the portion of lifetime ECL that is expected to result from default events on a financial instrument that are possible within 12 months after the reporting date.

There is no objective evidence of impairment for trade receivable, because trade receivable is only from related party. There is no past experience of bad collecting payments and no delayed payment.

Derecognition of financial assets

The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another party. If the Company neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Company recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. If the Company retains substantially all the risks and rewards of ownership of a transferred financial asset, the Company continues to recognize the financial asset and also recognizes a collateralized borrowing for the proceeds received.

3.9 Financial liabilities and equity instruments

Classification as debt or equity

Debt and equity instruments issued by the Company are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument.

Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Equity instruments issued by the Company are recognized at the proceeds received, net of direct issue costs.

Financial liabilities

Financial liabilities are classified 'other financial liabilities'.

Other financial liabilities

Other financial liabilities (including Trade and other payables) are initially measured at fair value, net of transaction costs, and are subsequently measured at amortized cost, using the effective interest method, with interest expense recognized on an effective yield basis.

The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the financial liability, or (where appropriate) a shorter period, to the net carrying amount on initial recognition.

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VinHMS Pte. Ltd.	Financial Statements

Derecognition of financial liabilities

The Company derecognizes financial liabilities when, and only when, the Company's obligations are discharged, cancelled or they expire. The difference between the carrying amount of the financial liability derecognized and the consideration paid and payable is recognized in profit or loss.

4. CRITICAL ACCOUNTING JUDGMENTS

In the application of the Company’s accounting policies, which are described in note 3, management is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the year in which the estimate is revised if the revision affects only that year, or in the year of the revision and future periods if the revision affects both current and future periods.

5. OTHER GAINS AND LOSSES

From 1 Jan 2024
to 31 Mar 2024

Net foreign exchange loss	$(1,178)
Total	$(1,178)

6. ADMINISTRATIVE EXPENSES

From 1 Jan 2024
to 31 Mar 2024

Consulting	$71,230
Office Expenses	6,415
Total	$77,645

7. INCOME TAX EXPENSE

There is no corporate income tax in the year as the Company made loss.

8. INTANGIBLE ASSETS

Closing Balance

Intangible Asset	$13,195,880
less Accumulated Amortization	(468,706)
Intangible Asset, net	$12,727,174

9. OTHER ASSETS

Closing Balance

GST	$784
Total	$784

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VinHMS Pte. Ltd.	Financial Statements

10. TRADE AND OTHER PAYABLES

Closing Balance

Accounts Payable	$1,242
Other Payable for Intellectual Property	13,195,880
Total	$13,197,122

The Company has financial risk management policies in place to ensure that all payables are paid within the pre-agreed credit terms.

11. FINANCIAL INSTRUMENTS

Capital risk management

The Company manages its capital to ensure that the Company will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance. The capital structure of the Company consists of net debt (borrowings offset by cash and cash equivalents) and equity attributable to equity holders of the Company (comprising capital and retained earnings).

Categories of financial instruments

Carrying Amounts
Closing Balance
Financial Assets
Accounts Receivable	$120,362
Intangible Assets	13,195,880
Total	$13,316,242

Financial Liabilities
Trade & Other Payables	$13,197,122
Total	$13,197,122

Loans and receivables designated as at FVTPL

At the end of the reporting period, there are no significant concentrations of credit risk for loans and receivables designated at FVTPL. The carrying amount reflected above represents the Company's maximum exposure to credit risk for such loans and receivables.

Financial risk management objectives

These risks include market risk (including currency risk and interest rate risk), credit risk and liquidity risk.

The Company seeks to minimize the effects of these risks by using financial risk structures instructed by the Group. It should be governed by the Group's policies approved by the Board of General Directors, which provide principles on foreign exchange risk, interest rate risk, credit risk and liquidity risk. Compliance with policies and exposure limits is reviewed by the Group’s internal auditors on a continuous basis. The Company does not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.

Market risk

The Company’s activities expose it primarily to the financial risks of changes in foreign currency exchange rates and interest rates. The Company does not perform protection solution for market risk due to lack of purchasing market of the financial instrument.

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VinHMS Pte. Ltd.	Financial Statements

Interest rate risk management

The Company has no interest rate risks because the Company has not arranged any loans and borrowings during the year.

Credit risk

Credit risk refers to the risk that counterparty will default on its contractual obligations resulting in financial loss to the Company. The Company has a credit policy in place and the exposure to credit risk is monitored on an ongoing basis. At the balance sheet date there is no significant concentration of credit risk.

Liquidity risk management

The purpose of liquidity risk management is to ensure the availability of funds to meet present and future financial obligations. Liquidity is also managed by ensuring that the excess of maturing liabilities over maturing assets in any year is kept to manageable levels relative to the amount of funds that the Company believes can generate within that period. The Company policy is to regularly monitor current and expected liquidity requirements to ensure that the Company maintains sufficient reserves of cash, borrowings and adequate committed funding from its owner to meet its liquidity requirements in the short and longer term.

The below table illustrates current and future net liquidity risk management as follow:

Financial Assets	Under 1 Year	1 to 5 Years	Total

Closing Balance
Accounts Receivable	$120,362	$-	$120,362
Intangible Assets	-	13,195,880	13,195,880
Total	$120,362	$13,195,880	$13,316,242

Financial Liabilities

Closing Balance
Trade & Other Payables	$4,399,869	$8,797,253	$13,197,122
Total	$4,399,869	$8,797,253	$13,197,122

Net Liquidity

Closing Balance	$(4,279,507)	$4,398,627	$119,120

The management assessed the liquidity risk concentration at low level. The Management believes that the Company will be able to generate sufficient funds to meet its financial obligations as and when they fall due.

12. APPROVAL OF FINANCIAL STATEMENTS

The Company’s financial statements were approved by Mr. Nguyen Van Hoang - Director and authorized for issue on 31 May 2024.

13. COMPARATIVE FIGURES

These financial statements cover the period from 1 January 2024 to 31 March 2024. This is the first year of financial statements; hence, no comparative figures are presented.

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